SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  July 7, 2004

Asset Backed Securities Corporation,
Home Equity Loan Trust, Series 2004-HE5
Asset Backed Pass-Through Certificates, Series 2004-HE5

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
New York	333-109307	13-3354848
	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

Other Events.

On July 7, 2004, Asset Backed Securities Corporation (the “Company”) entered into a Pooling and Servicing Agreement dated as of July 1, 2004 (the “Agreement”) among Asset Backed Securities Corporation, as depositor, (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Saxon Mortgage Services, Inc., as servicer (the “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of the Company’s Asset Backed Pass-Through Certificates, Series 2004-HE5 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

The Pooling and Servicing Agreement dated as of July 1, 2004, by and among the Company, the Seller, the Servicer and the Trustee.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 3, 2004.

ASSET BACKED SECURITIES CORPORATION

By:_/s/ Gregory P. Richter

Name: Gregory P. Richter

Title:   Vice President

Exhibit Index

Exhibit

Page

99.1	The Pooling and Servicing Agreement dated as of July 1, 2004, by and among the Company, the Seller, the Servicer and the Trustee.	6

EXHIBIT 99.1